EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

First Quarter 2021

All information included in this financial supplement is unaudited.
This financial supplement includes information from prior periods which have been revised.

This financial supplement should be read in conjunction with Equitable Holdings, Inc.’s (“EQH”) Quarterly Report on Form 10-Q for the quarter ended March 31, 2021.
Equitable Holdings’ filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

1Q 2021 Financial Supplement	2

Consolidated Financials
and Key Metrics

1Q 2021 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	Change	3/31/2020	3/31/2021	Change

Net income (loss)	$5,425	$(3,933)	$(705)	$(1,136)	$(1,400)	(125.8)%	$5,425	$(1,400)	(125.8)%
Net income (loss) attributable to the noncontrolling interest	(37)	(86)	(74)	(102)	(88)	(137.8)%	(37)	(88)	(137.8)%
Net income (loss) attributable to Holdings	$5,388	$(4,019)	$(779)	$(1,238)	$(1,488)	(127.6)%	$5,388	$(1,488)	(127.6)%

Non-GAAP Operating Earnings (1)	$535	$451	$568	$748	$600	12.1%	$535	$600	12.1%

Total equity attributable to Holdings' shareholders	$19,981	$17,498	$17,300	$15,576	$10,693	(46.5)%	$19,981	$10,693	(46.5)%
Less: Preferred Stock	775	775	1,269	1,269	1,562	101.5%	775	1,562	101.5%
Total equity attributable to Holdings' common shareholders	19,206	16,723	16,031	14,307	9,131	(52.5)%	19,206	9,131	(52.5)%
Less: Accumulated other comprehensive income (loss)	2,289	3,928	4,188	3,863	740	(67.7)%	2,289	740	(67.7)%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$16,917	$12,795	$11,843	$10,444	$8,391	(50.4)%	$16,917	$8,391	(50.4)%

Return on Equity (ex. AOCI) - TTM	31.5%	0.2%	(2.9)%	(5.4)%	(69.7)%		31.5%	(69.7)%
Non-GAAP Operating ROE (1)	17.1%	16.7%	16.3%	17.3%	21.3%		17.1%	21.3%

Debt to capital:
Debt to Capital	17.4%	19.0%	19.2%	20.9%	26.4%		17.4%	26.4%
Debt to Capital (ex. AOCI)	19.2%	23.3%	23.9%	26.0%	27.8%		19.2%	27.8%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$11.60	$(8.94)	$(1.77)	$(2.84)	$(3.46)	(129.8)%	$11.60	$(3.46)	(129.8)%
Non-GAAP Operating Earnings (1)	$1.13	$0.98	$1.24	$1.65	$1.35	20.0%	$1.13	$1.35	20.0%
Book value per common share	$42.63	$37.21	$36.05	$32.46	$21.32	(50.0)%	$42.63	$21.32	(50.0)%
Book value per common share (ex. AOCI)	$37.55	$28.47	$26.63	$23.70	$19.59	(47.8)%	$37.55	$19.59	(47.8)%

Weighted-average common shares outstanding:
Basic	461.0	450.4	447.5	442.8	434.2	(5.8)%	461.0	434.2	(5.8)%
Diluted	463.5	450.4	447.5	442.8	434.2	(6.3)%	463.5	434.2	(6.3)%

Ending common shares outstanding	450.5	449.4	444.7	440.8	428.3	(4.9)%	450.5	428.3	(4.9)%

Return to common shareholders:
Common stock dividend	$69	$77	$76	$75	$74		$69	$74
Repurchase of common shares	205	25	100	100	430		205	430
Total capital returned to common shareholders	$274	$102	$176	$175	$504		$274	$504

Market Values:
S&P 500	2,585	3,100	3,363	3,756	3,973	53.7%	2,585	3,973	53.7%
US 10-Year Treasury	0.7%	0.7%	0.7%	0.9%	1.7%		0.7%	1.7%

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.

1Q 2021 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	Change	3/31/2020	3/31/2021	Change

Revenues
Policy charges and fee income	$996	$877	$914	$948	$949	(4.7)%	$996	$949	(4.7)%
Premiums	289	244	221	243	258	(10.7)%	289	258	(10.7)%
Net derivative gains (losses)	9,400	(6,038)	(1,472)	(3,612)	(2,546)	(127.1)%	9,400	(2,546)	(127.1)%
Net investment income (loss)	629	1,022	879	947	884	40.5%	629	884	40.5%
Investment gains (losses), net	4	169	17	554	184	N/M	4	184	N/M
Investment management and service fees	1,136	1,052	1,126	1,294	1,257	10.7%	1,136	1,257	10.7%
Other income	155	124	155	142	167	7.7%	155	167	7.7%
Total revenues	12,609	(2,550)	1,840	516	1,153	(90.9)%	12,609	1,153	(90.9)%

Benefits and other deductions
Policyholders’ benefits	2,776	736	1,034	780	939	(66.2)%	2,776	939	(66.2)%
Interest credited to policyholders’ account balances	317	307	306	292	291	(8.2)%	317	291	(8.2)%
Compensation and benefits	526	469	503	598	580	10.3%	526	580	10.3%
Commissions and distribution related payments	338	302	342	369	382	13.0%	338	382	13.0%
Interest expense	52	48	52	48	74	42.3%	52	74	42.3%
Amortization of deferred policy acquisition costs	1,303	162	90	58	87	(93.3)%	1,303	87	(93.3)%
Other operating costs and expenses	438	434	436	392	608	38.8%	438	608	38.8%
Total benefits and other deductions	5,750	2,458	2,763	2,537	2,961	(48.5)%	5,750	2,961	(48.5)%

Income (loss) from operations, before income taxes	6,859	(5,008)	(923)	(2,021)	(1,808)	(126.4)%	6,859	(1,808)	(126.4)%
Income tax (expense) benefit	(1,434)	1,075	218	885	408	128.5%	(1,434)	408	128.5%
Net income (loss)	5,425	(3,933)	(705)	(1,136)	(1,400)	(125.8)%	5,425	(1,400)	(125.8)%
Less: net (income) loss attributable to the noncontrolling interest	(37)	(86)	(74)	(102)	(88)	(137.8)%	(37)	(88)	(137.8)%
Net income (loss) attributable to Holdings	$5,388	$(4,019)	$(779)	$(1,238)	$(1,488)	(127.6)%	$5,388	$(1,488)	(127.6)%
Less: Preferred stock dividends	(13)	(10)	(11)	(19)	(13)	—%	(13)	(13)	—%
Net income (loss) available to Holdings' common shareholders	$5,375	$(4,029)	$(790)	$(1,257)	$(1,501)	(127.9)%	$5,375	$(1,501)	(127.9)%

Adjustments related to:
Variable annuity product features (1)	$(6,869)	$5,722	$1,620	$3,439	$2,267		$(6,869)	$2,267
Investment gains (losses), net	(4)	(169)	(17)	(554)	(183)		(4)	(183)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	27	28	31	23	34		27	34
Other adjustments (2) (3) (4)	695	75	66	116	524		695	524
Income tax (expense) benefit related to above adjustments (5)	1,292	(1,188)	(357)	(635)	(555)		1,292	(555)
Non-recurring tax items	6	2	4	(403)	1		6	1
Non-GAAP Operating earnings (6)	$535	$451	$568	$748	$600		$535	$600

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) Includes COVID-19 impact on Variable annuity product features due to an assumption update of $1.5 billion and other COVID-19 related impacts of $35 million for the three months ended March 31, 2020.
(2) Includes separation costs of $21 million and $32 million for the three months ended March 31, 2021 and 2020, respectively.
(3) Includes certain legal accruals related to the cost of insurance litigation of $180 million for the three months ended March 31, 2021. No adjustment was made to prior period operating earnings as the impact was immaterial.
(4) Includes assumption update due to COVID-19 of $1.0 billion and other COVID-19 related impacts of $51 million for the three months ended March 31, 2020.
(5) Includes income taxes of ($547) million for the above related COVID-19 items for the three months ended March 31, 2020.
(6) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial
and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

1Q 2021 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021

Assets
Total investments	$96,228	$102,693	$105,778	$109,087	$105,497
Cash and cash equivalents	10,315	8,364	8,684	6,179	6,795
Cash and securities segregated, at fair value	2,013	1,882	1,869	1,753	1,413
Broker-dealer related receivables	2,436	1,998	1,929	2,223	2,361
Deferred policy acquisition costs	4,697	4,090	4,171	4,243	4,943
Goodwill and other intangible assets, net	4,760	4,756	4,745	4,737	4,744
Amounts due from reinsurers	4,614	4,665	4,580	4,566	4,526
GMIB reinsurance contract asset, at fair value	2,823	2,931	2,818	2,488	1,907
Other assets	5,824	3,724	4,476	3,701	3,859
Assets held-for-sale	843	—	—	470	483
Separate Accounts assets	106,128	118,915	123,446	135,950	139,795
Total assets	$240,681	$254,018	$262,496	$275,397	$276,832

Liabilities
Policyholders’ account balances	$55,810	$59,272	$62,726	$66,820	$73,303
Future policy benefits and other policyholders’ liabilities	38,001	41,506	41,139	39,881	35,922
Broker-dealer related payables	1,001	1,001	760	1,443	2,283
Customers related payables	3,630	3,199	3,461	3,417	3,179
Amounts due to reinsurers	1,380	1,399	1,391	1,381	1,340
Short-term and long-term debt	4,217	4,113	4,114	4,115	4,022
Income taxes payable	2,327	1,822	1,648	749	—
Notes issued by consolidated variable interest entities, at fair value using the fair value option	—	—	—	313	323
Other liabilities	5,716	3,666	4,864	3,686	3,990
Liabilities held-for-sale	679	—	—	322	270
Separate Accounts liabilities	106,128	118,915	123,446	135,950	139,795
Total liabilities	218,889	234,893	243,549	258,077	264,427
Redeemable noncontrolling interest	257	87	95	143	137

Equity
Preferred stock	775	775	1,269	1,269	1,562
Common stock	5	5	5	5	5
Additional paid-in capital	1,930	1,938	1,953	1,985	1,928
Treasury shares	(2,025)	(2,047)	(2,147)	(2,245)	(2,300)
Retained earnings	17,007	12,899	12,032	10,699	8,758
Accumulated other comprehensive income (loss)	2,289	3,928	4,188	3,863	740
Total equity attributable to Holdings	19,981	17,498	17,300	15,576	10,693
Noncontrolling interest	1,554	1,540	1,552	1,601	1,575
Total equity	21,535	19,038	18,852	17,177	12,268
Total liabilities, redeemable noncontrolling interest and equity	$240,681	$254,018	$262,496	$275,397	$276,832
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.

1Q 2021 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021

Short-term and long-term debt:
Short-term debt
AB commercial paper	$105	$—	$—	$—	$—
AB revolving credit facility	—	—	—	—	—
CLO Warehousing Debt (1)	—	—	—	—	185
Total short-term debt	105	—	—	—	185

Total long-term debt	4,112	4,113	4,114	4,115	3,837

Total short-term and long-term debt: [A]	$4,217	$4,113	$4,114	$4,115	$4,022

Equity:
Preferred stock	$775	$775	$1,269	$1,269	$1,562
Common stock	$5	$5	$5	$5	$5
Additional paid-in capital	1,930	1,938	1,953	1,985	1,928
Treasury stock, at cost	(2,025)	(2,047)	(2,147)	(2,245)	(2,300)
Retained earnings	17,007	12,899	12,032	10,699	8,758
Accumulated other comprehensive income (loss)	2,289	3,928	4,188	3,863	740
Total equity attributable to Holdings	19,981	17,498	17,300	15,576	10,693
Noncontrolling interest	1,554	1,540	1,552	1,601	1,575
Total equity	$21,535	$19,038	$18,852	$17,177	$12,268

Total equity attributable to Holdings, (ex. AOCI): [B]	$17,692	$13,570	$13,112	$11,713	$9,953

Capital:
Total capitalization (3)	$24,198	$21,611	$21,414	$19,691	$14,530
Total capitalization (ex. AOCI): [A+B] (3)	$21,909	$17,683	$17,226	$15,828	$13,790

Debt to capital:
Debt to capital (2)	17.4%	19.0%	19.2%	20.9%	26.4%
Debt to capital (ex. AOCI) (2)	19.2%	23.3%	23.9%	26.0%	27.8%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	463.7	450.5	449.4	444.7	440.8
Repurchases	(13.7)	(1.2)	(4.7)	(4.0)	(3.2)
Retirements	—	—	—	—	(11.2)
Issuances	0.5	0.1	—	0.1	2.0
Ending basic common shares outstanding	450.5	449.4	444.7	440.8	428.3
Total potentially dilutive shares	2.5	1.4	1.1	—	—
Ending common shares outstanding - maximum potential dilution	453.0	450.8	445.8	440.8	428.3
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q
(1) CLO Warehousing Debt related to VIE consolidation of CLO investment.
(2) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(3) Total capitalization exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.

1Q 2021 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other

	Three Months Ended March 31, 2021
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$522	$86	$—	$504	$95	$1,207
Net investment income (loss)	325	180	—	262	143	910
Net derivative gains (losses)	(59)	—	2	(1)	(10)	(68)
Investment Management, service fees and other income	192	63	1,002	61	106	1,424
Segment revenues	980	329	1,004	826	334	3,473
Benefits and other deductions
Policyholders’ benefits	206	—	—	509	171	886
Interest credited to policyholders’ account balances	68	75	—	123	25	291
Commissions and distribution related payments	81	13	162	34	92	382
Amortization of deferred policy acquisition costs	78	5	—	26	(6)	103
Compensation, benefits and other operating costs and expenses	112	55	580	85	85	917
Interest expense and financing fees	—	—	1	—	58	59
Segment benefits and other deductions	545	148	743	777	425	2,638
Operating earnings (loss), before income taxes	435	181	261	49	(91)	835
Income Taxes	(72)	(30)	(44)	(8)	15	(139)
Operating earnings (loss), before noncontrolling interest	363	151	217	41	(76)	696
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(96)	—	—	(96)
Operating earnings (loss)	$363	$151	$121	$41	$(76)	$600

	Three Months Ended March 31, 2020
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$501	$71	$—	$562	$105	$1,239
Net investment income (loss)	316	159	(33)	244	116	802
Net derivative gains (losses)	479	—	30	2	(6)	505
Investment Management, service fees and other income	177	52	910	57	96	1,292
Segment revenues	1,473	282	907	865	311	3,838
Benefits and other deductions
Policyholders’ benefits	672	—	—	500	178	1,350
Interest credited to policyholders’ account balances	82	76	—	127	38	323
Commissions and distribution related payments	72	11	140	40	75	338
Amortization of deferred policy acquisition costs	87	12	—	50	2	151
Compensation, benefits and other operating costs and expenses	106	54	558	88	76	882
Interest Expense and Financing Fees	—	—	2	—	56	58
Segment benefits and other deductions	1,019	153	700	805	425	3,102
Operating earnings (loss), before income taxes	454	129	207	60	(114)	736
Income Taxes	(81)	(23)	(37)	(11)	19	(133)
Operating earnings (loss), before noncontrolling interest	373	106	170	49	(95)	603
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(75)	—	7	(68)
Operating earnings (loss)	$373	$106	$95	$49	$(88)	$535

Some Financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.

1Q 2021 Financial Supplement	8

Assets Under Management and Administration

	Balances as of
(in billions USD, except for Equitable Headcount)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021

Assets Under Management

AB AUM
Total AB	$541.8	$600.0	$630.8	$685.9	$697.2
Exclusion for General Account and other Affiliated Accounts	(77.4)	(82.9)	(85.9)	(87.6)	(84.5)
Exclusion for Separate Accounts	(30.9)	(35.6)	(36.6)	(40.5)	(42.2)
AB third party	$433.5	$481.5	$508.3	$557.8	$570.4

Total company AUM
AB third party	$433.5	$481.5	$508.3	$557.8	$570.4
General Account and other Affiliated Accounts (1)	106.5	111.1	114.5	115.3	112.3
Separate Accounts (2)	106.1	118.9	123.4	136.0	139.8
Total AUM	$646.2	$711.5	$746.3	$809.0	$822.5

Total Assets Under Administration (AUA) (3)	$47.9	$53.5	$56.3	$62.3	$70.1

Equitable Advisor Headcount
Total Number of Equitable Advisors	4,357	4,333	4,273	4,530	4,369

Notes:

(1) “General Account and Other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) AUA includes Equitable Advisors Advisory and Brokerage AUA; Equitable Advisors broker-dealer business is included in Corporate and Other.

1Q 2021 Financial Supplement	9

Sales Metrics by Segment

	For the Three Months Ended						For the Three Months Ended
(in millions USD, unless otherwise indicated)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	Change	3/31/2020	3/31/2021	Change

Insurance Operations

Individual Retirement
First year premiums and deposits	$1,918	$1,631	$1,656	$1,968	$2,386	24.4%	$1,918	$2,386	24.4%
Renewal premium and deposits	76	91	91	81	83	9.3%	76	83	9.3%
Total Gross Premiums	$1,994	$1,722	$1,747	$2,049	$2,469	23.8%	$1,994	$2,469	23.8%

Group Retirement
First year premiums and deposits	$364	$226	$254	$332	$308	(15.3)%	$364	$308	(15.3)%
Renewal premium and deposits	561	570	452	584	597	6.4%	561	597	6.4%
Total Gross Premiums	$925	$796	$706	$916	$905	(2.1)%	$925	$905	(2.1)%

Protection Solutions
First year premiums and deposits	$99	$89	$76	$95	$98	(1.7)%	$99	$98	(1.7)%
Renewal premium and deposits	679	604	624	653	664	(2.1)%	679	664	(2.1)%
Total Gross Premiums	$778	$693	$700	$748	$762	(2.1)%	$778	$762	(2.1)%

Investment Management and Research (in billions USD)
Gross Sales by distribution channel
Institutional	$3.9	$8.8	$8.3	$9.9	$4.9	25.6%	$3.9	$4.9	25.6%
Retail	24.2	19.6	17.5	17.7	23.0	(5.0)%	24.2	23.0	(5.0)%
Private Wealth Management	3.5	3.4	3.5	3.7	5.4	54.3%	3.5	5.4	54.3%
Firmwide Gross Sales	$31.6	$31.8	$29.3	$31.3	$33.3	5.4%	$31.6	$33.3	5.4%

Gross sales by investment service
Equity Active	$12.1	$13.8	$12.0	$13.5	$15.6	28.9%	$12.1	$15.6	28.9%
Equity Passive (1)	0.4	—	1.2	0.1	0.2	(50.0)%	0.4	0.2	(50.0)%
Fixed Income - Taxable	14.7	15.0	11.0	13.6	12.4	(15.6)%	14.7	12.4	(15.6)%
Fixed Income - Tax-Exempt	2.9	2.3	2.2	2.8	3.4	17.2%	2.9	3.4	17.2%
Fixed Income Passive (1)	—	—	—	—	—	—%	—	—	—%
Alternatives/Multi-Asset Solutions (2)	1.5	0.7	2.9	1.3	1.7	13.3%	1.5	1.7	13.3%
Firmwide Gross Sales	$31.6	$31.8	$29.3	$31.3	$33.3	5.4%	$31.6	$33.3	5.4%

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services. Prior to December 31, 2020, this investment service line was disclosed as “Other.” In order to reflect the increasing significance of our Alternatives and Multi-Asset Solutions services, we updated the investment service line to “Alternatives and Multi-Asset Solutions."

1Q 2021 Financial Supplement	10

Business Segments:
Operating Earnings Results and Metrics

1Q 2021 Financial Supplement	11

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	Change	3/31/2020	3/31/2021	Change

Revenues
Policy charges, fee income and premiums	$501	$493	$519	$521	$522	4.2%	$501	$522	4.2%
Net investment income (loss)	316	266	324	340	325	2.8%	316	325	2.8%
Net derivative gains (losses)	479	(123)	58	(83)	(59)	(112.3)%	479	(59)	(112.3)%
Investment management, service fees and other income	177	164	178	181	192	8.5%	177	192	8.5%
Segment revenues	1,473	800	1,079	959	980	(33.5)%	1,473	980	(33.5)%

Benefits and other deductions
Policyholders’ benefits	672	76	298	161	206	(69.3)%	672	206	(69.3)%
Interest credited to policyholders’ account balances	82	81	78	71	68	(17.1)%	82	68	(17.1)%
Commissions and distribution-related payments	72	60	71	78	81	12.5%	72	81	12.5%
Amortization of deferred policy acquisition costs	87	72	94	46	78	(10.3)%	87	78	(10.3)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	106	87	93	96	112	5.7%	106	112	5.7%
Segment benefits and other deductions	1,019	376	634	452	545	(46.5)%	1,019	545	(46.5)%

Operating earnings (loss), before income taxes	454	424	445	507	435	(4.2)%	454	435	(4.2)%
Income taxes	(81)	(74)	(74)	(65)	(72)	11.1%	(81)	(72)	11.1%
Operating earnings (loss), before noncontrolling interest	373	350	371	442	363	(2.7)%	373	363	(2.7)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$373	$350	$371	$442	$363	(2.7)%	$373	$363	(2.7)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$1,589	$1,580	$1,486	$1,536	$1,526	(4.0)%	$1,589	$1,526	(4.0)%
Average capital - TTM: [B]	$7,322	$7,004	$6,682	$6,352	$6,248	(14.7)%	$7,322	$6,248	(14.7)%
Non-GAAP Operating ROC - TTM (1): [A/B]	21.7%	22.6%	22.2%	24.2%	24.4%		21.7%	24.4%

Average Account Value (TTM)	$102,699	$102,583	$103,546	$105,663	$112,460	9.5%	$102,699	$112,460	9.5%

Return on assets (TTM)	1.88%	1.87%	1.74%	1.73%	1.61%		1.88%	1.61%

Net flows
Current Product Offering	$615	$656	$351	$534	$559	(9.1)%	$615	$559	(9.1)%
Fixed Rate	(935)	(709)	(778)	(863)	(1,075)	(14.9)%	(935)	(1,075)	(14.9)%
Net flows	$(320)	$(53)	$(427)	$(329)	$(516)	(61.1)%	$(320)	$(516)	(61.1)%

First year premiums and deposits	$1,918	$1,631	$1,656	$1,968	$2,386	24.4%	$1,918	$2,386	24.4%

In-force Policy Count by Product (in thousands):
Fixed rate	351	347	342	338	333		351	333
Current product offering	553	556	557	560	561		553	561
Total	904	903	899	898	894		904	894

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and
"Glossary of Selected Financial and Product Terms" sections of this document.

1Q 2021 Financial Supplement	12

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	3/31/2020	3/31/2021

Sales Metrics
First Year Premiums by Product:
SCS	$1,227	$987	$1,166	$1,511	$1,752	$1,227	$1,752
Retirement Cornerstone	461	465	324	256	369	461	369
Investment Edge	132	89	97	130	184	132	184
Other	98	90	69	71	81	98	81
Total First Year Premiums	$1,918	$1,631	$1,656	$1,968	$2,386	$1,918	$2,386

First Year Premiums by Guarantee:
Non-GMxB	$1,377	$1,093	$1,255	$1,617	$1,919	$1,377	$1,919
ROP death benefit only	135	119	134	144	179	135	179
Total non-GMxB & ROP death benefit only	1,512	1,212	1,389	1,761	2,098	1,512	2,098
Floating rate GMxB	398	409	266	205	287	398	287
Fixed rate GMxB	8	10	1	2	1	8	1
Total First Year Premiums	$1,918	$1,631	$1,656	$1,968	$2,386	$1,918	$2,386

Account Values
General Account:
Balance as of beginning of period	$26,108	$23,862	$27,075	$28,376	$30,783	$26,108	$30,783
Gross premiums	1,376	956	915	1,409	1,388	1,376	1,388
Surrenders, withdrawals and benefits	(477)	(378)	(528)	(572)	(684)	(477)	(684)
Net flows	899	578	387	837	704	899	704
Investment performance, interest credited and policy charges	(3,136)	2,635	914	1,570	772	(3,136)	772
Transfer to Corp & Other	—	—	—	—	—	—	—
Other (2)	(6)	—	—	—	—	(6)	—
Reclassified to Assets held-for-sale	(3)	—	—	—	—	(3)	—
Balance as of end of period	$23,862	$27,075	$28,376	$30,783	$32,259	$23,862	$32,259
Separate Accounts:
Balance as of beginning of period	$82,814	$69,727	$76,765	$79,455	$86,607	$82,814	$86,607
Gross premiums	614	763	820	640	1,081	614	1,081
Surrenders, withdrawals and benefits	(1,833)	(1,394)	(1,634)	(1,806)	(2,301)	(1,833)	(2,301)
Net flows	(1,219)	(631)	(814)	(1,166)	(1,220)	(1,219)	(1,220)
Investment performance, interest credited and policy charges	(11,868)	7,669	3,504	8,318	3,134	(11,868)	3,134
Transfer to Corp & Other	—	—	—	—	—	—	—
Other (2)	—	—	—	—	—	—	—
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Balance as of end of period	$69,727	$76,765	$79,455	$86,607	$88,521	$69,727	$88,521
Total:
Balance as of beginning of period	$108,922	$93,589	$103,840	$107,831	$117,390	$108,922	$117,390
Gross premiums (1)	1,990	1,719	1,735	2,049	2,469	1,990	2,469
Surrenders, withdrawals and benefits	(2,310)	(1,772)	(2,162)	(2,378)	(2,985)	(2,310)	(2,985)
Net flows	(320)	(53)	(427)	(329)	(516)	(320)	(516)
Investment performance, interest credited and policy charges	(15,004)	10,304	4,418	9,888	3,906	(15,004)	3,906
Transfer to Corp & Other	—	—	—	—	—	—	—
Other (2)	(6)	—	—	—	—	(6)	—
Reclassified to Assets held-for-sale	(3)	—	—	—	—	(3)	—
Balance as of end of period	$93,589	$103,840	$107,831	$117,390	$120,780	$93,589	$120,780

Net Amount at Risk (NAR)
Total GMIB NAR	$16,184	$14,234	$13,403	$10,461	$8,049	$16,184	$8,049
Total GMDB NAR	25,791	22,134	21,061	18,271	17,562	25,791	17,562
Reserves (Net of Reinsurance)
GMIB Reserves	$12,754	$15,267	$14,984	$14,246	$11,680	$12,754	$11,680
GMDB Reserves	4,933	4,897	5,021	5,006	4,999	4,933	4,999
Total GMDB/IB Variable Annuity Reserves (Net of Reinsurance)	$17,687	$20,164	$20,005	$19,252	$16,679	$17,687	$16,679
Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.
(2) Represents amounts related to our fixed income annuity (“FIA”) contracts which were previously reported as Policyholders’ account balances in the consolidated balance sheets and therefore included in our definition of “Account Value”. As of March 31, 2020, FIAs are reported as Future policy benefits and other policyholders’ liabilities in the consolidated balance sheets and accordingly were excluded from Account Value.

1Q 2021 Financial Supplement	13

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	Change	3/31/2020	3/31/2021	Change

Revenues
Policy charges, fee income and premiums	$71	$68	$75	$81	$86	21.1%	$71	$86	21.1%
Net investment income (loss)	159	127	174	181	180	13.2%	159	180	13.2%
Net derivative gains (losses)	—	4	(3)	—	—	—%	—	—	—%
Investment management, service fees and other income	52	47	55	57	63	21.2%	52	63	21.2%
Segment revenues	282	246	301	319	329	16.7%	282	329	16.7%

Benefits and other deductions
Policyholder benefits	—	1	1	—	—	—%	—	—	—%
Interest credited to policyholders’ account balances	76	74	76	77	75	(1.3)%	76	75	(1.3)%
Commissions and distribution-related payments	11	13	9	12	13	18.2%	11	13	18.2%
Amortization of deferred policy acquisition costs	12	2	14	(7)	5	(58.3)%	12	5	(58.3)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	54	47	46	45	55	1.9%	54	55	1.9%
Segment benefits and other deductions	153	137	146	127	148	(3.3)%	153	148	(3.3)%

Operating earnings (loss), before income taxes	129	109	155	192	181	40.3%	129	181	40.3%
Income taxes	(23)	(19)	(26)	(26)	(30)	(30.4)%	(23)	(30)	(30.4)%
Operating earnings (loss), before noncontrolling interest	106	90	129	166	151	42.5%	106	151	42.5%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$106	$90	$129	$166	$151	42.5%	$106	$151	42.5%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$415	$410	$434	$491	$536	29.2	$415	$536	29.2%
Average capital - TTM: [B]	$1,272	$1,204	$1,136	$1,073	$1,090	(14.3)	$1,272	$1,090	(14.3)%
Non-GAAP Operating ROC - TTM (1): [A/B]	32.7%	34.1%	38.3%	45.8%	49.1%		32.7%	49.1%

Average Account Value (TTM)	$35,787	$36,045	$36,708	$37,853	$40,553	13.3%	$35,787	$40,553	13.3%

Return on assets (TTM)	1.41%	1.38%	1.43%	1.55%	1.57%		1.41%	1.57%

Net flows	$128	$216	$(93)	$45	$(51)	(139.9)%	$128	$(51)	(139.9)%

Gross premiums	$925	$796	$706	$916	$905	(2.1)%	$925	$905	(2.1)%

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document.

1Q 2021 Financial Supplement	14

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	3/31/2020	3/31/2021

Sales Metrics
Gross premiums:
First-year premiums	$364	$226	$254	$332	$308	$364	$308
Renewal premiums	561	570	452	584	597	561	597
Group Retirement premiums	$925	$796	$706	$916	$905	$925	$905

Gross premiums by market:
Tax-exempt	$214	$162	$173	$175	$179	$214	$179
Corporate	135	55	72	130	119	135	119
Other	15	9	9	27	10	15	10
Total First Year Premiums	364	226	254	332	308	364	308
Tax-exempt	412	448	320	452	447	412	447
Corporate	89	81	87	85	96	89	96
Other	60	41	45	47	54	60	54
Total renewal premiums	561	570	452	584	597	561	597
Group Retirement premiums by market	$925	$796	$706	$916	$905	$925	$905

Account Values
General Account:
Balance as of beginning of period	$12,071	$12,257	$12,420	$12,627	$12,826	$12,071	$12,826
Gross premiums	447	259	355	376	288	447	288
Surrenders, withdrawals and benefits	(280)	(217)	(239)	(274)	(278)	(280)	(278)
Net flows	167	42	116	102	10	167	10
Investment performance, interest credited and policy charges	19	121	91	97	88	19	88
Balance as of end of period	$12,257	$12,420	$12,627	$12,826	$12,924	$12,257	$12,924

Separate Accounts:
Balance as of beginning of period	$25,809	$20,891	$24,670	$26,088	$29,633	$25,809	$29,633
Gross premiums	478	537	351	540	617	478	617
Surrenders, withdrawals and benefits	(517)	(363)	(560)	(597)	(678)	(517)	(678)
Net flows	(39)	174	(209)	(57)	(61)	(39)	(61)
Investment performance, interest credited and policy charges	(4,879)	3,605	1,627	3,602	1,454	(4,879)	1,454
Balance as of end of period	$20,891	$24,670	$26,088	$29,633	$31,026	$20,891	$31,026

Total:
Balance as of beginning of period	$37,880	$33,148	$37,090	$38,715	$42,459	$37,880	$42,459
Gross premiums	925	796	706	916	905	925	905
Surrenders, withdrawals and benefits	(797)	(580)	(799)	(871)	(956)	(797)	(956)
Net flows	128	216	(93)	45	(51)	128	(51)
Investment performance, interest credited and policy charges	(4,860)	3,726	1,718	3,699	1,542	(4,860)	1,542
Balance as of end of period	$33,148	$37,090	$38,715	$42,459	$43,950	$33,148	$43,950

1Q 2021 Financial Supplement	15

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	Change	3/31/2020	3/31/2021	Change

Revenues
Net investment income (loss)	$(33)	$32	$13	$19	$—	100.0%	$(33)	$—	100.0%
Net derivative gains (losses)	30	(31)	(14)	(21)	2	(93.3)%	30	2	(93.3)%
Investment management, service fees and other income	910	843	900	1,055	1,002	10.1%	910	1,002	10.1%
Segment Revenues	907	844	899	1,053	1,004	10.7%	907	1,004	10.7%

Benefits and other deductions
Commissions and distribution-related payments	140	126	148	155	162	15.7%	140	162	15.7%
Compensation, benefits and other operating costs and expenses	558	523	531	599	580	3.9%	558	580	3.9%
Interest expense and financing fees	2	2	1	1	1	(50.0)%	2	1	(50.0)%
Total benefits and other deductions	700	651	680	755	743	6.1%	700	743	6.1%

Operating earnings (loss), before income taxes	207	193	219	298	261	26.1%	207	261	26.1%
Income taxes	(37)	(32)	(40)	(52)	(44)	(18.9)%	(37)	(44)	(18.9)%
Operating earnings (loss), before noncontrolling interest	170	161	179	246	217	27.6%	170	217	27.6%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(75)	(69)	(75)	(105)	(96)	(28.0)%	(75)	(96)	(28.0)%
Operating earnings (loss)	$95	$92	$104	$141	$121	27.4%	$95	$121	27.4%

Summary Metrics

Adjusted operating margin (1)	27.6%	27.9%	29.7%	34.2%	31.7%		27.6%	31.7%

Net flows (in billions USD)	$(5.6)	$(3.3)	$3.1	$3.2	$5.2		$(5.6)	$5.2

Total AUM (in billions USD)	$541.8	$600.0	$630.8	$685.9	$697.2		$541.8	$697.2

Ownership Structure of AB

Holdings and its subsidiaries	63.4%	63.7%	63.8%	63.3%	62.8%		63.4%	62.8%
AB Holding	35.9%	35.5%	35.5%	36.0%	36.5%		35.9%	36.5%
Unaffiliated holders	0.7%	0.8%	0.7%	0.7%	0.7%		0.7%	0.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	64.9%	65.2%	65.3%	64.8%	64.3%		64.9%	64.3%
EQH average economic interest	64.8%	65.2%	65.2%	65.1%	64.2%		64.8%	64.2%

Units of limited partnership outstanding (in millions)	270.0	268.6	268.4	270.5	272.7		270.0	272.7
Notes:

(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein’s (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

1Q 2021 Financial Supplement	16

Investment Management and Research - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021

AUM Roll-forward
Balance as of beginning of period	$622.9	$541.8	$600.0	$630.8	$685.9
Sales/new accounts	31.6	31.8	29.3	31.3	33.3
Redemptions/terminations	(32.7)	(31.4)	(23.2)	(22.0)	(24.2)
Cash flow/unreinvested dividends	(4.5)	(3.7)	(3.0)	(6.1)	(3.9)
Net long-term (outflows) inflows	(5.6)	(3.3)	3.1	3.2	5.2
Acquisition	0.2	—	—	—	—
Market appreciation (depreciation)	(75.7)	61.5	27.7	51.9	6.1
Net change	(81.1)	58.2	30.8	55.1	11.3
Balance as of end of period	$541.8	$600.0	$630.8	$685.9	$697.2

Ending Assets by distribution channel
Institutions	$256.7	$276.2	$289.5	$315.6	$314.7
Retail	198.6	229.5	242.9	265.3	272.3
Private Wealth Management	86.5	94.3	98.4	105.0	110.2
Total	$541.8	$600.0	$630.8	$685.9	$697.2

Ending Assets by investment service
Equity
Actively Managed	$141.5	$173.1	$188.8	$217.8	$231.8
Passively Managed (1)	47.2	54.3	57.5	64.5	66.3
Total Equity	$188.7	$227.4	$246.3	$282.3	$298.1
Fixed Income
Actively Managed	$282.0	$295.0	$302.0	$313.5	$304.0
Passively Managed (1)	10.3	9.9	9.0	8.5	8.3
Total Fixed Income	292.3	304.9	311.0	322.0	312.3
Total Alternatives/Multi-Asset Solutions (2)	60.8	67.7	73.5	81.6	86.8
Total	$541.8	$600.0	$630.8	$685.9	$697.2

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services. Prior to December 31, 2020, this investment service line was disclosed as “Other.” In order to reflect the increasing significance of our Alternatives and Multi-Asset Solutions services, we updated the investment service line to “Alternatives and Multi-Asset Solutions."

1Q 2021 Financial Supplement	17

Investment Management and Research - Net Flows
	For the Three Months Ended					For the Three Months Ended
(in billions USD, unless otherwise indicated)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	3/31/2020	3/31/2021
Net Flows by Distribution Channel
Institutions
US	$0.9	$(4.8)	$(0.6)	$3.4	$(1.7)	$0.9	$(1.7)
Global and Non-US	(0.5)	(1.6)	2.7	1.6	2.5	(0.5)	2.5
Total Institutions	$0.4	$(6.4)	$2.1	$5.0	$0.8	$0.4	$0.8
Retail
US	$(0.9)	$1.7	$1.2	$1.0	$3.6	$(0.9)	$3.6
Global and Non-US	(4.5)	2.1	(0.5)	(1.7)	(0.9)	(4.5)	(0.9)
Total Retail	$(5.4)	$3.8	$0.7	$(0.7)	$2.7	$(5.4)	$2.7
Private Wealth
US	$(0.4)	$(0.2)	$0.5	$(1.2)	$0.8	$(0.4)	$0.8
Global and Non-US	(0.2)	(0.5)	(0.2)	0.1	0.9	(0.2)	0.9
Total Private Wealth	$(0.6)	$(0.7)	$0.3	$(1.1)	$1.7	$(0.6)	$1.7
Total Net Flows by Distribution Channel	$(5.6)	$(3.3)	$3.1	$3.2	$5.2	$(5.6)	$5.2
Net Flows by Investment Service
Equity Active
US	$(0.4)	$2.2	$1.2	$0.5	$2.0	$(0.4)	$2.0
Global and Non-US	1.8	0.6	1.0	0.5	1.7	1.8	1.7
Total Equity Active	$1.4	$2.8	$2.2	$1.0	$3.7	$1.4	$3.7
Equity Passive (1)
US	$0.1	$(1.6)	$(1.8)	$(0.8)	$(1.6)	$0.1	$(1.6)
Global and Non-US	(1.4)	0.1	0.8	(0.1)	(0.4)	(1.4)	(0.4)
Total Equity Passive (1)	$(1.3)	$(1.5)	$(1.0)	$(0.9)	$(2.0)	$(1.3)	$(2.0)
Fixed Income - Taxable (3)
US	$0.2	$(3.9)	$1.1	$3.4	$0.2	$0.2	$0.2
Global and Non-US	(6.6)	(1.2)	(1.3)	(1.4)	(1.0)	(6.6)	(1.0)
Total Fixed Income - Taxable	$(6.4)	$(5.1)	$(0.2)	$2.0	$(0.8)	$(6.4)	$(0.8)
Fixed Income - Tax-Exempt
US	$—	$(0.3)	$0.8	$0.5	$1.6	$—	$1.6
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Tax-Exempt	$—	$(0.3)	$0.8	$0.5	$1.6	$—	$1.6
Fixed Income - Passive (1)
US	$(0.2)	$(0.1)	$(0.3)	$(0.4)	$0.2	$(0.2)	$0.2
Global and Non-US	0.9	(0.5)	(0.8)	(0.2)	—	0.9	—
Total Fixed Income - Passive (1)	$0.7	$(0.6)	$(1.1)	$(0.6)	$0.2	$0.7	$0.2
Alternatives/Multi-Asset Solutions (2)
US	$(0.1)	$0.4	$0.1	$—	$0.3	$(0.1)	$0.3
Global and Non-US	0.1	1.0	2.3	1.2	2.2	0.1	2.2
Total Alternatives/Multi-Asset Solutions (2)	$—	$1.4	$2.4	$1.2	$2.5	$—	$2.5
Total Net Flows by Investment Service	$(5.6)	$(3.3)	$3.1	$3.2	$5.2	$(5.6)	$5.2
Active vs. Passive Net Flows
Actively Managed
Equity	$1.4	$2.8	$2.2	$1.0	$3.7	$1.4	$3.7
Fixed Income (3)	(6.4)	(5.4)	0.6	2.5	0.8	(6.4)	0.8
Alternatives/Multi-Asset Solutions (2)	(0.2)	1.3	2.3	1.0	2.0	(0.2)	2.0
Total	$(5.2)	$(1.3)	$5.1	$4.5	$6.5	$(5.2)	$6.5
Passively Managed (1)
Equity	$(1.3)	$(1.5)	$(1.0)	$(0.9)	$(2.0)	$(1.3)	$(2.0)
Fixed Income	0.7	(0.6)	(1.1)	(0.6)	0.2	0.7	0.2
Alternatives/Multi-Asset Solutions (2)	0.2	0.1	0.1	0.2	0.5	0.2	0.5
Total	$(0.4)	$(2.0)	$(2.0)	$(1.3)	$(1.3)	$(0.4)	$(1.3)
Total Active vs Passive Net Flows	$(5.6)	$(3.3)	$3.1	$3.2	$5.2	$(5.6)	$5.2
Notes:
(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services. Prior to December 31, 2020, this investment service line was disclosed as “Other.” In order to reflect the increasing significance of Alternatives and Multi-Asset Solutions services, the investment service line was updated to “Alternatives and Multi-Asset Solutions."

(3) Fixed income – taxable investment service net flows include $10.8 billion of AXA's redemptions of certain low-fee fixed income mandates for the twelve-month period ended March 31, 2021. Discrete quarterly outflows for periods presented were as follows:$ $7.9 billion, $2.2 billion and $0.7 billion for the second, third and fourth quarter of 2020 as well as $0.0 billion for first quarter 2021.

1Q 2021 Financial Supplement	18

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	Change	3/31/2020	3/31/2021	Change

Revenues
Policy charges, fee income and premiums	$562	$468	$450	$490	$504	(10.3)%	$562	$504	(10.3)%
Net investment income (loss)	244	204	240	256	262	7.4%	244	262	7.4%
Net derivative gains (losses)	2	5	3	(5)	(1)	(150.0)%	2	(1)	(150.0)%
Investment management, service fees and other income	57	51	58	59	61	7.0%	57	61	7.0%
Segment revenues	865	728	751	800	826	(4.5)%	865	826	(4.5)%

Benefits and other deductions
Policyholders’ benefits	500	460	455	460	509	1.8%	500	509	1.8%
Interest credited to policyholders’ account balances	127	137	130	120	123	(3.1)%	127	123	(3.1)%
Commissions and distribution-related payments	40	35	40	45	34	(15.0)%	40	34	(15.0)%
Amortization of deferred policy acquisition costs	50	29	(16)	21	26	(48.0)%	50	26	(48.0)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	88	81	82	86	85	(3.4)%	88	85	(3.4)%
Segment benefits and other deductions	805	742	691	732	777	(3.5)%	805	777	(3.5)%

Operating earnings (loss), before income taxes	60	(14)	60	68	49	(18.3)%	60	49	(18.3)%
Income taxes	(11)	2	(9)	(10)	(8)	27.3%	(11)	(8)	27.3%
Operating earnings (loss), before noncontrolling interest	49	(12)	51	58	41	(16.3)%	49	41	(16.3)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$49	$(12)	$51	$58	$41	(16.3)%	$49	$41	(16.3)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$378	$266	$217	$146	$138	(63.5)%	$378	$138	(63.5)%
Average capital - TTM: [B]	$2,801	$2,591	$2,370	$2,170	$2,145	(23.4)%	$2,801	$2,145	(23.4)%
Non-GAAP Operating ROC - TTM (1): [A/B]	13.5%	10.3%	9.2%	6.7%	6.5%		13.5%	6.5%

Benefit ratio	72.5%	82.0%	77.9%	72.5%	76.5%		72.5%	76.5%

Gross written premiums	$778	$693	$700	$748	$762	(2.1)%	$778	$762	(2.1)%

Annualized premiums	$56	$57	$49	$59	$69	22.4%	$56	$69	22.4%

Total in-force face amount (in billions USD)	$439.7	$419.1	$419.9	$420.6	$421.3	(4.2)%	$439.7	$421.3	(4.2)%

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document.

1Q 2021 Financial Supplement	19

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	3/31/2020	3/31/2021

Sales Metrics
First Year Premiums by Product Line:
Universal Life	$—	$—	$—	$—	$—	$—	$—
Indexed Universal Life	49	41	28	26	21	49	21
Variable Universal Life	35	29	31	49	52	35	52
Term	4	5	5	4	5	4	5
Employee Benefits	11	14	12	15	20	11	20
Other (1)	—	—	—	1	—	—	—
Total	$99	$89	$76	$95	$98	$99	$98

Renewals by Product Line:
Universal Life	$216	$201	$223	$205	$201	$216	$201
Indexed Universal Life	72	67	63	74	76	72	76
Variable Universal Life	243	225	226	253	256	243	256
Term	120	83	81	91	97	120	97
Employee Benefits	23	24	26	25	30	23	30
Other (1)	5	4	5	5	4	5	4
Total	679	604	624	653	664	679	664
Total Gross Premiums	$778	$693	$700	$748	$762	$778	$762

In-force Metrics
In-force Face Amount by Product (2) (in billions):
Universal Life (3)	$52.7	$49.9	$49.5	$48.7	$48.0	$52.7	$48.0
Indexed Universal Life	26.4	27.0	27.5	27.7	28.0	26.4	28.0
Variable Universal Life (4)	126.0	126.4	126.7	127.7	128.5	126.0	128.5
Term	233.3	214.4	214.9	215.2	215.5	233.3	215.5
Whole Life	1.3	1.4	1.3	1.3	1.3	1.3	1.3
Total	$439.7	$419.1	$419.9	$420.6	$421.3	$439.7	$421.3

In-force Policy Count by Product (2) (in thousands):
Universal Life (3)	164	149	147	144	142	164	142
Indexed Universal Life	60	62	63	64	64	60	64
Variable Universal Life (4)	296	294	292	291	290	296	290
Term	319	267	268	268	268	319	268
Whole Life	18	17	17	17	17	18	17
Total	857	789	787	784	781	857	781

Protection Solutions Reserves
General Account	$17,275	$17,930	$18,691	$18,905	$18,401	$17,275	$18,401
Separate Accounts	11,259	12,928	13,190	14,771	15,387	11,259	15,387
Total	$28,534	$30,858	$31,881	$33,676	$33,788	$28,534	$33,788

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(3) Universal Life includes Guaranteed Universal Life.
(4) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

1Q 2021 Financial Supplement	20

Investments

1Q 2021 Financial Supplement	21

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2020		March 31, 2021
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$81,638	70.8%	$77,161	68.7%
Fixed maturities, at fair value using the fair value option	389	0.3%	844	0.8%
Mortgage loans on real estate	13,159	11.4%	13,280	11.8%
Policy loans	4,118	3.6%	4,091	3.6%
Other equity investments (4)	1,502	1.3%	2,387	2.1%
Other invested assets	2,728	2.4%	2,913	2.6%
Subtotal investment assets	103,534	89.8%	100,676	89.7%
Trading securities	5,553	4.8%	4,821	4.3%
Total investments	109,087	94.6%	105,497	93.9%
Cash and cash equivalents	6,179	5.4%	6,795	6.1%
Total	$115,266	100.0%	$112,292	100.0%

General Account Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$14,411	20.1%	$13,484	18.6%
Manufacturing	13,040	18.2%	12,394	17.1%
Utilities	6,352	8.9%	6,088	8.4%
Services	7,830	10.9%	7,885	10.8%
Energy	4,084	5.7%	3,985	5.5%
Retail and wholesale	3,747	5.2%	3,660	5.0%
Transportation	2,424	3.4%	2,244	3.1%
Other	157	0.2%	201	0.3%
Total corporate securities	52,045	72.5%	49,941	68.7%
U.S. government and agency	12,660	17.6%	14,809	20.4%
Residential mortgage-backed (2)	130	0.2%	119	0.2%
Preferred stock	621	0.9%	41	0.1%
State & municipal	536	0.7%	569	0.8%
Foreign governments	1,011	1.4%	1,065	1.5%
Commercial mortgage-backed	1,148	1.6%	1,482	2.0%
Asset-backed securities	3,587	5.0%	4,653	6.4%
Total	$71,738	100.0%	$72,679	100.0%

General Account Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$44,146	61.5%	$44,588	61.3%
Baa (NAIC Designation 2)	25,285	35.2%	25,532	35.1%
Investment grade	69,431	96.8%	70,120	96.5%
Below investment grade (NAIC Designation 3,4,5 and 6)	2,307	3.2%	2,559	3.5%
Total	$71,738	100.0%	$72,679	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.
(4) Effective January 1, 2021, certain preferred stock have been reclassified to other equity investments (see 10-Q Note 2 Significant Accounting Policies – Investments).

1Q 2021 Financial Supplement	22

Consolidated Results of General Account Investment Portfolio

	For the Three Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	March 31, 2020		March 31, 2021		December 31, 2020
	Yield	Amount (1)	Yield	Amount (1)	Yield	Amount (1)
Fixed Maturities:
Income (loss)	3.59%	$573	3.19%	$577	3.46%	$2,318
Ending assets		64,815		72,679		71,738
Mortgages:
Income (loss)	4.22%	128	4.01%	132	4.13%	517
Ending assets		12,123		13,280		13,159
Other Equity Investments (2):
Income (loss)	7.42%	28	19.76%	107	6.14%	95
Ending assets		1,556		2,679		1,621
Policy Loans:
Income	5.57%	52	5.54%	57	5.28%	204
Ending assets		3,720		4,091		4,118
Cash and Short-term Investments:
Income	(1.35)%	(16)	(0.04)%	—	0.03%	1
Ending assets		7,552		2,919		2,095
Funding Agreements:
Interest expense and other		(29)		(14)		(75)
Ending (liabilities)		(6,759)		(10,223)		(6,897)
Total invested Assets:
Income	3.73%	736	4.01%	859	3.72%	3,060
Ending assets		83,007		85,425		85,834
Short Duration Fixed Maturities:
Income (loss)	3.60%	52	3.13%	35	3.39%	184
Ending assets		5,729		4,154		4,704
Total Net Investment Income:
Investment income	3.72%	788	3.97%	894	3.70%	3,244
Less: investment fees	(0.12)%	(25)	(0.13)%	(28)	(0.12)%	(107)
Investment income, net	3.60%	$763	3.84%	$866	3.57%	$3,137
General Account Ending Net Assets		$88,736		$89,579		$90,538
Operating Earnings adjustments:
Funding Agreements interest expense		29		14		75
AB and other non-General Account investment income		10		30		151
Operating Net investment income (loss)		$802		$910		$3,363
Notes:

(1) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, writedowns, adjusted amortization of premiums, accretion of discount, and for valuation allowances. Cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.
(2) Effective January 1, 2021, certain preferred stock have been reclassified to other equity investments (see 10-Q Note 2 Significant Accounting Policies – Investments).

1Q 2021 Financial Supplement	23

Additional Information

1Q 2021 Financial Supplement	24

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	3/31/2020	3/31/2021

TOTAL
Beginning balance (1)	$5,840	$4,697	$4,090	$4,171	$4,243	$5,840	$4,243
Capitalization of commissions, sales and issue expenses	185	155	148	181	186	185	186
Amortization	(1,302)	(162)	(90)	(59)	(87)	(1,302)	(87)
Change in unrealized investment gains and losses	(27)	(600)	23	(50)	601	(27)	601
Reclassified to Assets held-for-sale	1	—	—	—	—	1	—
Ending balance	$4,697	$4,090	$4,171	$4,243	$4,943	$4,697	$4,943

Individual Retirement
Beginning balance	$3,285	$3,401	$3,134	$3,128	$3,178	$3,285	$3,178
Capitalization of commissions, sales and issue expenses	112	93	90	110	123	112	123
Amortization	(99)	(90)	(91)	(41)	(61)	(99)	(61)
Change in unrealized investment gains and losses	103	(270)	(5)	(19)	150	103	150
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$3,401	$3,134	$3,128	$3,178	$3,390	$3,401	$3,390

Group Retirement
Beginning balance	$659	$626	$596	$601	$632	$659	$632
Capitalization of commissions, sales and issue expenses	26	19	21	27	21	26	21
Amortization	(60)	(5)	(15)	7	(6)	(60)	(6)
Change in unrealized investment gains and losses	1	(44)	(1)	(3)	58	1	58
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$626	$596	$601	$632	$705	$626	$705

Protection Solutions
Beginning balance	$1,880	$610	$344	$426	$418	$1,880	$418
Capitalization of commissions, sales and issue expenses	47	43	37	44	42	47	42
Amortization	(1,141)	(71)	15	(24)	(27)	(1,141)	(27)
Change in unrealized investment gains and losses	(177)	(238)	30	(28)	403	(177)	403
Reclassified to Assets held-for-sale	1	—	—	—	—	1	—
Ending balance	$610	$344	$426	$418	$836	$610	$836

Corporate and Other
Beginning balance (1)	$16	$60	$16	$16	$15	$16	$15
Capitalization of commissions, sales and issue expenses	—	—	—	—	—	—	—
Amortization	(2)	4	1	(1)	7	(2)	7
Change in unrealized investment gains and losses	46	(48)	(1)	—	(10)	46	(10)
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$60	$16	$16	$15	$12	$60	$12

Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) March 31, 2020 DAC beginning balance is $3 million more than December 31, 2019 ending balance due to impact of CECL.

1Q 2021 Financial Supplement	25

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP operating earnings, Non-GAAP Operating ROE, Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.

We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions Reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.

Non-GAAP Operating Earnings
Non-GAAP operating earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income.

Non-GAAP operating earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
•
Items related to variable annuity product features, which include: (i) certain changes in the fair value of the derivatives and other securities we use to hedge these features; (ii) the effect of benefit ratio unlock adjustments related to extraordinary economic conditions or events such as COVID-19; and (iii) changes in the fair value of the embedded derivatives reflected within variable annuity products’ net derivative results and the impact of these items on DAC amortization on our SCS product;

• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
•
Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;

•
Other adjustments, which primarily include restructuring costs related to severance and separation, COVID-19 related impacts, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses associated with equity securities and certain legal accruals; and

• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period.
Because Non-GAAP operating earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.

We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP operating earnings.

1Q 2021 Financial Supplement	26

Use of Non-GAAP Financial Measures

Non-GAAP Operating ROE and Non-GAAP Operating ROC by Segment
We report Non-GAAP Operating ROE and Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, each of which is a Non-GAAP financial measure used to evaluate our profitability on a consolidated basis and by segment, respectively.
We calculate Non-GAAP Operating ROE by dividing Non-GAAP operating earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. We calculate Non-GAAP Operating ROC by segment by dividing Operating earnings (loss) on a segment basis for the previous twelve calendar months by average capital on a segment basis, excluding AOCI, as described below. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities.
Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations. We do not calculate Non-GAAP Operating ROC by segment for our Investment Management and Research segment because we do not manage that segment from a return of capital perspective. Instead, we use metrics more directly applicable to an asset management business, such as AUM, to evaluate and manage that segment.
For Non-GAAP Operating ROC by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels, reflecting the NAIC RBC framework adopted as of year-end 2019. To enhance the ability to analyze these measures across periods, interim periods are annualized. Non-GAAP Operating ROE and Non-GAAP Operating ROC by segment should not be used as substitutes for ROE.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred dividends by diluted common shares outstanding.

1Q 2021 Financial Supplement	27

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					For the Three Months Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	3/31/2020	3/31/2021

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$5,388	$(4,019)	$(779)	$(1,238)	$(1,488)	$5,388	$(1,488)
Adjustments related to:
Variable annuity product features (1)	(6,869)	5,722	1,620	3,439	2,267	(6,869)	2,267
Investment gains (losses), net	(4)	(169)	(17)	(554)	(183)	(4)	(183)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	27	28	31	23	34	27	34
Other adjustments (2) (3) (4)	695	75	66	116	524	695	524
Income tax (expense) benefit related to above adjustments (5)	1,292	(1,188)	(357)	(635)	(555)	1,292	(555)
Non-recurring tax items	6	2	4	(403)	1	6	1
Non-GAAP Operating Earnings	$535	$451	$568	$748	$600	$535	$600

Net income (loss) attributable to Holdings	$11.62	$(8.92)	$(1.74)	$(2.80)	$(3.43)	$11.62	$(3.43)
Less: Preferred stock dividends	0.02	0.02	0.03	0.04	0.03	0.02	0.03
Net income (loss) available to Holdings' common shareholders	11.60	(8.94)	(1.77)	(2.84)	(3.46)	11.60	(3.46)
Adjustments related to:
Variable annuity product features (1)	(14.82)	12.70	3.62	7.77	5.22	(14.82)	5.22
Investment gains (losses), net	(0.01)	(0.38)	(0.04)	(1.25)	(0.42)	(0.01)	(0.42)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.06	0.06	0.07	0.05	0.08	0.06	0.08
Other adjustments (2) (3) (4)	1.50	0.17	0.15	0.26	1.21	1.50	1.21
Income tax (expense) benefit related to above adjustments (5)	2.79	(2.64)	(0.80)	(1.43)	(1.28)	2.79	(1.28)
Non-recurring tax items	0.01	—	0.01	(0.91)	—	0.01	—
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders	$1.13	$0.98	$1.24	$1.65	$1.35	$1.13	$1.35

Book Value per common share
Book Value per common share	$42.63	$37.21	$36.05	$32.46	$21.32	$42.63	$21.32
Less: Per share impact of AOCI	5.08	8.74	9.42	8.76	1.73	5.08	1.73
Book value per common share (ex. AOCI)	$37.55	$28.47	$26.63	$23.70	$19.59	$37.55	$19.59

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) Includes COVID-19 impact on Variable annuity product features due to an assumption update of $1.5 billion and other COVID-19 related impacts of $35 million for the three months ended March 31, 2020. The impact per common share is $3.17 and other COVID-19 related impacts of $0.08 for the three months ended March 31, 2020.
(2) Includes separation costs of $21 million and $32 million for the three months ended March 31, 2021 and 2020, respectively. The impact per common share is $0.05 and $0.07 for the three months ended March 31, 2021 and 2020.
(3) Includes certain legal accruals related to the cost of insurance litigation of $180 million for the three months ended March 31, 2021. The impact per common share is $0.41 for the three months ended March 31, 2021. No adjustment was made to prior period operating earnings as the impact was immaterial.
(4) Includes assumption update due to COVID-19 of $1.0 billion and other COVID-19 related impacts of $51 million for the three months ended March 31, 2020. The impact per common share is $2.26 and $0.11 for the three months ended March 31, 2020.
(5) Includes income taxes of ($547) million for the above related COVID-19 items for the three months ended March 31, 2020. The impact per common share is $(1.18) for the three months ended March 31, 2020.

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Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$4,429	$49	$(356)	$(648)	$(7,524)
Adjustments related to:
Variable annuity product features	(3,545)	1,980	2,169	3,912	13,048
Investment (gains) losses	(88)	(269)	(87)	(744)	(923)
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	102	106	113	109	116
Other adjustments	1,051	1,038	1,031	952	781
Income tax (expense) benefits related to above adjustments	531	(586)	(665)	(888)	(2,735)
Non-recurring tax items	(66)	(6)	2	(391)	(396)
Non-GAAP Operating Earnings	$2,414	$2,312	$2,207	$2,302	$2,367

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	4,429	49	(356)	(648)	(7,524)
Less: Preferred stock	(13)	(23)	(34)	(53)	(53)
Net income (loss) available to Holdings' common shareholders	$4,416	$26	$(390)	$(701)	$(7,577)
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$14,008	$13,736	$13,348	$13,000	$10,868

Return on Equity (ex. AOCI)	31.5%	0.2%	(2.9)%	(5.4)%	(69.7)%

Non-GAAP Operating Earnings	$2,414	$2,312	$2,207	$2,302	$2,367
Less: Preferred stock	(13)	(23)	(34)	(53)	(53)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$2,401	$2,289	$2,173	$2,249	$2,314
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$14,008	$13,736	$13,348	$13,000	$10,868

Non-GAAP Operating Return on Equity (ex. AOCI)	17.1%	16.7%	16.3%	17.3%	21.3%
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.

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Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$14,672	$14,940	$13,456	$19,981	$17,498	$17,300	$15,576	$10,693
Less: Preferred Stock	—	—	775	775	775	1,269	1,269	1,562
Total equity attributable to Holdings' common shareholders	14,672	14,940	12,681	19,206	16,723	16,031	14,307	9,131
Less: Accumulated other comprehensive income (loss)	789	1,546	844	2,289	3,928	4,188	3,863	740
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$13,883	$13,394	$11,837	$16,917	$12,795	$11,843	$10,444	$8,391

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021

Equity Reconciliation - Twelve Month Rolling Average (2)
Total equity attributable to Holdings' shareholders	13,474	14,117	14,030	15,762	16,469	17,059	17,589	15,267
Less: Preferred Stock	—	—	194	388	581	899	1,022	1,219
Total equity attributable to Holdings' common shareholders	13,474	14,117	13,836	15,375	15,888	16,160	16,567	14,048
Less: Accumulated other comprehensive income (loss)	(678)	101	664	1,367	2,152	2,812	3,567	3,180
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$14,152	$14,016	$13,172	$14,008	$13,736	$13,348	$13,000	$10,868

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.

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Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance as of end of period
Average Capital - For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels (including CTE98).
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Equitable Advisors - means AXA Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.
Equitable Life - means AXA Equitable Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of AEFS.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Inv Mgmt and Research - Abbreviation for Investment Management and Research.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Protection Solutions Benefit Ratio - Calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.
Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings, before income taxes, divided by trailing twelve months average account value.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

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Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm		Analyst			Phone Number

Citi		Suneet Kamath			1 (212) 816-3457
Credit Suisse		Andrew Kligerman			1 (212) 325-5069
Evercore ISI		Thomas Gallagher			1 (212) 446-9439
Goldman Sachs		Yaron Kinar			1 (212) 902-9592
J.P. Morgan		Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods		Ryan Krueger			1 (860) 722-5930
Morgan Stanley		Nigel Dally			1 (212) 761-4132
RBC Capital Markets		Mark Dwelle			1 (804) 782-4008
SunTrust Robinson Humphrey		Mark Hughes			1 (615) 748-4422
UBS		Brian Meredith			1 (212) 713-2492
Wells Fargo Securities		Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

			A.M. Best	S&P	Moody’s
Last review date			Jan '21	Oct '20	Oct '20

Financial Strength Ratings:
Equitable Financial Life Insurance Company			A	A+	A2
Equitable Financial Life Insurance Company of America			A	A+	A2

Credit Ratings:
Equitable Holdings, Inc.			—	BBB+	Baa2
AllianceBernstein L.P. (1)			—	A	A2

Investor and Media Contacts

Contact Investor Relations				Contact Media Relations
Isil Muderrisoglu	Thomas Lewis			Matt Asensio
(212) 314-2476	(212) 314-4638			(212) 314-2010
IR@equitable.com				MediaRelations@equitable.com
ir.equitableholdings.com				www.equitableholdings.com
Notes:
(1) Last review dates: S&P as of Sep '20, Moody’s as of Oct '20.

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